                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant /   /

Check the appropriate box:

/X/      Preliminary Proxy Statement
/ /      Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2)
/ /      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

BARRA, INC.
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

               (1) Title of each class of securities to which transaction applies:

                    ------------------------------------------------------------

               (2)  Aggregate number of securities to which transaction applies:

                    ------------------------------------------------------------

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
                                      ------------------------------------------

               (4)  Proposed maximum aggregate value of transaction:

                    ------------------------------------------------------------
               (5)  Total fee paid:
                                   ---------------------------------------------

/ /    Fee paid previously with preliminary materials.
/ /    Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount Previously Paid:
                                                  ------------------------------
                  (2)      Form, Schedule or Registration
                           Statement No.:
                                           -------------------------------------
                  (3)      Filing Party:
                                        ----------------------------------------

                            Date Filed: June 13, 2000
                                       ----------------

                                   BARRA, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June __, 2000



TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of BARRA, Inc., a Deleware corporation (the "Company"), will be held at 2100 Milvia Street, Berkeley, California 94704, on Thursday, August 3, 2000, at 2:00 p.m. local time, for the following purposes:

1. To elect seven directors to serve for the ensuing year and until their successors are duly elected and qualified. Management's slate of directors is A. George Battle, John F. Casey, Kamal Duggirala, M. Blair Hull, Norman
     J. Laboe, Clyde W. Ostler and Andrew Rudd.

2. To approve a proposal to increase the range of the size of the Board from four (4) to seven (7) to five (5) to nine (9).

3. To ratify the adoption of the BARRA, Inc. 2000 Equity Appreciation Plan and the authorization of one million one hundred thousand (1,100,000) shares of the Company's Common Stock for issuance thereunder.

4. To amend the BARRA, Inc. Directors Option Plan to increase the number of shares of the Corporation's Common Stock reserved for issuance thereunder by one hundred thousand (100,000) shares, to a total of two hundred thousand (200,000).

5. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ended March 31, 2001.

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on June 6, 2000 are entitled to notice of and to vote at the meeting. The transfer books will not be closed.

All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, please mark, sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose to assure representation of your shares and a quorum at the meeting. Any stockholder attending the meeting may vote in person even if such shareholder has returned a proxy.


By Order of the Board


/s/ Andrew Rudd
---------------------------
Andrew Rudd


Andrew Rudd
Chairman of the Board

Berkeley, California
JUNE __, 2000

                                   BARRA, INC.
                               2100 MILVIA STREET
                               BERKELEY, CA 94704

                                 PROXY STATEMENT
                       2000 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 3, 2000

GENERAL

         The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of BARRA, Inc., a Delaware corporation ("BARRA", the "Company", "we", "us" or "our"), for our 2000 Annual Meeting of Stockholders or at any adjournment or postponement of the meeting.

         You are invited to attend our Annual Meeting, which will be held on August 3, 2000, beginning at 2:00 p.m. The meeting will be held at 2100 Milvia Street, Berkeley, California.

         These proxy solicitation materials are being mailed starting July 7, 2000, together with BARRA's Annual Report on Form 10-K for the fiscal year ended March 31, 2000.

RECORD DATE

         Stockholders of record at the close of business on June 6, 2000 are entitled to receive this notice and to vote their shares at the Annual Meeting. On the record date there were 13,761,399 shares of BARRA's common stock outstanding.

VOTING

         Your vote is important. The shares represented by the proxies we receive will be voted as you instruct. If you give no voting instructions, the shares will be voted as the Board recommends.

         You may revoke your proxy any time before it is exercised by (1) delivering written notice of revocation to the Secretary of the Company, (2) timely delivery of a valid, later-dated proxy card or (3) attending the Annual Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy card, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

         YOU MAY SAVE US THE EXPENSE OF A SECOND MAILING BY VOTING PROMPTLY. Simply mark your proxy card, date and sign it, and return it in the enclosed postage-paid envelope.

         Each stockholder is entitled to one (1) vote per share on each matter submitted at the meeting. The holders of a majority of the outstanding shares of common stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Approval of the proposals described in this Proxy Statement requires the affirmative vote of a majority of the shares present (in person or by proxy) at the Annual Meeting and entitled to vote.

         All shares that have been properly voted and not revoked will be voted at the Annual Meeting as our stockholders direct. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board. If you expressly abstain from voting on any matter, or if a broker returns a "non-vote" proxy on any matter, then the shares will be deemed present at the meeting for purposes of determining a quorum but will be excluded when counting the vote on that matter. However, because stockholder approval requires the affirmative vote of at least a majority of the number of shares constituting a quorum, in certain cases an abstention or broker non-vote can have the same effect as a negative vote.

         If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy card will have the discretion to vote on those matters for you. It is their intention in such situations to vote the shares represented by the proxies as the Board recommends. On the date this proxy statement went to press, we did not know of any other matter to be raised at the Annual Meeting.

SOLICITATION

         We will pay the expenses of soliciting proxies. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to those owners. Our directors, officers or employees, without additional compensation may also solicit proxies on our behalf, personally or by telephone, electronic transmission or fax. Except as described in this paragraph, we do not currently intend to solicit proxies other than by mail.

STOCK SPLIT

         Unless the context requires otherwise, all share and per share amounts in this Proxy Statement are adjusted to reflect a 3-for-2 stock split of our common stock effective September 22, 1997.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

NOMINEES

         Our Bylaws provide that the Board has between four (4) and seven (7) persons, with the exact number to be fixed by the Board or stockholders. The currently authorized number of directors is seven (7).(1) A board of seven
(7) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven (7) nominees named below, six (6) of whom are currently directors of BARRA. (Kamal Duggirala is currently not a director of BARRA.)

         We are not aware of any nominee who will be unable or will decline to serve as a director. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the Board to fill the vacancy. The term of office of each director will continue until the next Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.

---------------------------
(1) In Proposal No. 2, we recommend amending the Bylaws to provide that the Board have between 5 and 9 persons, with the exact number to be fixed by the Board or stockholders. If approved by the stockholders, the proposed amendment would take effect after the Annual Meeting.

Below are certain information regarding BARRA's nominees for director:


NAME                                  AGE       PRINCIPAL OCCUPATION                                         DIRECTOR SINCE
----                                  ---       --------------------                                         ---------------
A. George Battle (1)(2)(3)            56        Senior Fellow, Aspen Institute and retired Managing               1996
                                                Partner of Market Development, Andersen Consulting
John F. Casey(3)                      57        Chairman of BARRA RogersCasey, Inc.,                              1996
                                                a subsidiary of BARRA
Kamal Duggirala                       41        Chief Executive Officer and President of BARRA                     N/A
M. Blair Hull(1)(2)(3)                56        Chairman of The Hull Group Inc.                                   1992
Norman J. Laboe(1)                    61        Of Counsel to Mackenzie & Albritton, LLP                          1986
Clyde W. Ostler                       53        Group Executive Vice President of Wells Fargo & Company           1999
                                                and Vice-Chairman of Wells Fargo Bank, N. A.
Andrew Rudd                           50        Chairman of the Board                                             1986

---------------------------
(1)      Member of Audit Committee.

(2)      Member of Compensation Committee.

(3)      Member of Nominating Committee.

BUSINESS EXPERIENCE OF THE DIRECTORS

GEORGE BATTLE - Mr. Battle has served from 1968 until his retirement in June 1995 in various roles of increasing responsibility with Andersen Consulting. In addition, Mr. Battle has served as a Senior Fellow at the Aspen Institute, an international nonprofit educational institution. Mr. Battle is a Director of PeopleSoft, Inc., Ask Jeeves, Fair Isaac Company, Masters Select Equities Fund and Masters Select International Equities Fund.

JOHN F. CASEY - Mr. Casey currently serves as the Chairman of our subsidiary BARRA RogersCasey, Inc. Mr. Casey has been associated with Rogers Casey & Associates, Inc. ("RogersCasey"), an investment consulting and special assets advisory firm, since its formation in 1976 through its acquisition by BARRA in 1996. Mr. Casey served as the President and CEO of RogersCasey from 1989 until April 1998. Mr. Casey was the founder of investment manager research at Paine, Webber, Jackson & Curtis as well as a past director and manager of research at Callan Associates.

KAMAL DUGGIRALA - Mr. Duggirala has served as our Chief Executive Officer since 1999 and President since 1994. Mr. Duggirala has been associated with BARRA and its predecessors since 1984. He served in various roles of increasing responsibility in BARRA's Electronic Brokerage and Trader products and Advanced Technology divisions from 1984 to October 1994. Mr. Duggirala also serves on business boards for affiliates of BARRA.

M. BLAIR HULL - Mr. Hull is the Chairman and founder of The Hull Group Inc. (a Goldman Sachs company), a global market maker in equities and equity derivatives, with related businesses in agency execution services and asset management, and has been associated with The Hull Group Inc. and its predecessors since its inception in 1985. Mr. Hull is a member of the Board of Trustees of the Cincinnati Stock Exchange. Mr. Hull serves on the Board of Trustees of the University of California Santa Barbara Foundation and the Investment Committee of Santa Clara University. Mr. Hull has also served on the Board of Options Clearing Corporation from 1992 until 1998. In addition, Mr. Hull serves on the Board of Advisors of the Illinois Institute of Technology's Financial Markets and Trading and on Vanderbilt University's Advisory Committee of the Financial Markets Research Center.

NORMAN J. LABOE - From April 1994 to the present, Mr. Laboe has served as Of Counsel to the law firm Mackenzie & Albritton, LLP. From 1971 until 1994, Mr. Laboe was a partner in the law firm Graham & James.

CLYDE W. OSTLER - Mr. Ostler serves as the Group Executive Vice President of Wells Fargo and Company, responsible for the Internet Services Group, and as the Vice-Chairman of Wells Fargo Bank, N.A. Mr. Ostler has been associated with Wells Fargo and Company and its affiliates since 1971 and has held various positions of responsibility including that of General Auditor from 1983 to 1986, Chief Financial Officer from 1987 to 1990, Head of Branch Banking from 1990 to 1993 and Head of the Investment Group from 1993 to 1998. Mr. Ostler is currently a member of numerous charitable boards external to Wells Fargo and Company and business boards for affiliates of Wells Fargo and Company.

ANDREW RUDD - Dr. Rudd has served as our Chairman since 1992. Dr. Rudd has been associated with BARRA and its predecessors since 1975. He also served as the CEO of BARRA from 1984 until 1999 and President of BARRA from 1984 to 1992. Dr. Rudd worked as a professor of finance and operations research at Cornell University between 1977 and 1982.

         There are no family relationships among any of our directors or executive officers. The directors who are not our employees are reimbursed for their expenses for traveling to meetings. They receive an annual compensation of $20,000, which is paid in 25% increments immediately after each quarterly meeting of the Board. All non-employee directors who serve as committee chairs receive an additional $3,000 in compensation each year. This annual stipend is also paid in 25% increments immediately after each quarterly meeting of the Board. Pursuant to the BARRA, Inc.'s Directors Option Plan, as amended (the "Directors Option Plan"), as of the date such person is elected director, BARRA grants each new non-employee director options to purchase 15,000 shares of common stock ("Initial Grant"). These options are non-qualified stock options ("NQSOs") and vest at the rate of 20% over a period of five years. On each anniversary of such director's Initial Grant, NQSOs to purchase 4,000 shares of common stock ("Succeeding Grants") are automatically granted under the Directors Option Plan. All Succeeding Grants are fully vested and immediately exercisable on the date of grant.

BOARD MEETINGS AND COMMITTEES

         Our Board held seven meetings during the fiscal year ended March 31, 2000. The Board has an Audit Committee, a Compensation Committee, and a Nominating Committee.

For each director's tenure during the fiscal year ended March 31, 2000, each director attended 75% or more of the total number of meetings of the Board and its respective committees.(1)

AUDIT COMMITTEE - The Audit Committee includes Messrs. Battle, Hull, Laboe and Ronald J. Lanstein.(2) The Audit Committee recommends the engagement of independent auditors, consults with the auditors regarding the scope and results of annual audits and the reviews of our system of internal accounting controls. The Audit Committee met six times during the fiscal year ended March 31, 2000. On June 23, 1999, the Audit Committee adopted an Audit Committee Charter which complies with Nasdaq's Marketplace Rules.

COMPENSATION COMMITTEE - The Compensation Committee includes Messrs. Battle, Hull and Lanstein. The Compensation Committee ratifies the compensation paid to our executive officers, approves grants of options to purchase BARRA's common stock ("Options") under the BARRA, Inc. Stock Option Plan (the "Option Plan") and administers Initial Grants, Succeeding Grants and other grants of options to purchase BARRA's common stock under the Directors Option Plan ("Directors Options"). The Compensation Committee also administers our Employee Stock Purchase Plan ("ESPP") and the Rogers, Casey & Associates, Inc. 1992 Stock Option Plan ("RogersCasey Plan"). The Compensation Committee met six times during the fiscal year ended March 31, 2000.

NOMINATING COMMITTEE - The Board has established a Nominating Committee to review and recommend candidates for the Board. The Nominating Committee includes Messrs. Hull, Battle and Casey, and held four meetings during the fiscal year ended March 31, 2000. If our stockholders recommend candidates to the Board, we expect that the full Board, not the Nominating Committee, will consider those recommendations.

REQUIRED VOTE - The affirmative vote of a majority of votes cast for each nominee to the Board is required to elect each director, provided that a quorum is present.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES AS
DIRECTORS.

------------------------------------
(1) Mr. Ostler was elected to the Board on November 12, 1999 and Mr. Laboe was appointed to the Audit Committee on January 19, 2000.
(2) Ronald J. Lanstein will retire from the Board at BARRA's Annual Meeting on August 3, 2000.

            PRINCIPAL STOCKHOLDERS AND SHARE OWNERSHIP BY MANAGEMENT

         The table below gives certain information as of June 6, 2000 regarding the beneficial ownership of our common stock by (1) each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (2) each executive officer named in the tables under "Executive Compensation" below, (3) each director, and (4) all executive officers and directors as a group:

                                                                                 Number of
Name                                     Address                              Shares Owned (1)      Percent(2)
----                                     -------                              ----------------      ----------
Andrew Rudd(3)                           c/o BARRA, Inc.                           2,819,349           19.86%
                                         2100 Milvia Street
                                         Berkeley, California 94704

Mellon Financial Corporation(4)          c/o Mellon Financial Corporation          1,348,808            9.80%
                                         One Mellon Center
                                         Pittsburgh, Pennsylvania 15258

Boston Group Holdings, Inc.(4)           c/o Mellon Financial Corporation          1,068,110            7.76%
                                         One Mellon Center
                                         Pittsburgh, Pennsylvania 15258

The Boston Company, Inc.(4)              c/o Mellon Financial Corporation          1,068,110            7.76%
                                         One Mellon Center
                                         Pittsburgh, Pennsylvania 15258

Edward D. Baker                          395 Hampton Road                            980,950            7.13%
                                         Piedmont, California 94611

The Boston Company,                      c/o Mellon Financial Corporation            888,400            6.46%
Asset Management, Inc.(4)                One Mellon Center
                                         Pittsburgh, Pennsylvania 15258

C. E. Beckers(5)                         --                                          563,434            3.97%
Kamal Duggirala(6)                       --                                          559,600            3.94%
Ronald J. Lanstein(7)                    --                                          510,250            3.59%
James D. Kirsner(8)                      --                                          161,957            1.14%
John F. Casey(9)                         --                                          112,983            *
M. Blair Hull(10)                        --                                           39,500            *
A. George Battle(11)                     --                                           36,050            *
Norman J. Laboe(12)                      --                                           25,500            *
Aamir Sheikh(13)                         --                                           20,270            *
Andrew Huddart(14)                       --                                           17,871            *
Clyde W. Ostler                          --                                                0            *
All executive officers directors as a
group (14 persons)(15)                   --                                        5,067,397           35.69%


---------------------------
*        Less than 1.0%.

(1) Except as indicated in the above chart, the related footnotes or applicable community property laws, we believe that all persons named in the table have sole voting and investment power over all shares of common stock beneficially owned by them.

(2) Based on a total of 13,761,399 shares of common stock outstanding as of June 6, 2000 plus 438,330 shares issuable upon exercise of options granted under the Option Plan and the Directors Option Plan where the options are currently exercisable or will become exercisable within 60 days after June 6, 2000. There are no options to purchase common stock under our ESPP or the RogersCasey Plan that are held by any person referred to in the table and that will become exercisable within 60 days after June 6, 2000.

(3) Includes the following: (i) 2,634,601 shares held of record by the Rudd Family Trust, dated September 12, 1997, which was formed for the benefit of Dr. Rudd and his wife Virginia Rudd (each of whom are trustees of the Rudd Family Trust), and for the benefit of certain other members of the Rudd family, (ii) 28,500 shares issuable upon exercise of Options granted under the Option Plan that are currently exercisable or that will become exercisable within 60 days after June 6, 2000, (iii) 72,300 shares held in the Cann 1997 Trust, dated January 10, 1997, which was formed for the benefit of Dr. Rudd's four children with Dr. Rudd's brother and brother-in-law as trustees, (iv) 50,448 shares held in trust under the California Uniform Transfers to Minors Act for Dr. Rudd's four children, and (v) 33,500 shares held in the Rudd Family Foundation with Dr. Rudd and his wife acting as trustees. Dr. Rudd disclaims beneficial ownership of the 72,300 shares held under the Cann 1997 Trust and the 50,448 shares held in the California Uniform Transfers to Minors Act for the benefit of his children.

(4) Beneficial ownership information is derived from Schedule 13G, filed with the SEC on January 27, 2000.

(5) Includes 561,650 shares held of record by Dr. Beckers and his wife in joint tenancy with right of survivorship and 1,784 shares held of record solely by Dr. Beckers.

(6) Includes 457,500 shares held by Mr. Duggirala and his wife in joint tenancy with right of survivorship, and 102,100 shares issuable upon exercise of Options granted under the Option Plan that are currently exercisable or that will become exercisable within 60 days after June 6, 2000.

(7) Includes 4,500 shares issuable upon exercise of Options granted under the Option Plan and 12,500 shares issuable upon exercise of Directors Options granted under the Directors Option Plan that are currently exercisable or that will become exercisable within 60 days after June 6, 2000. Mr. Lanstein with his wife holds all of the 493,250 shares of record in joint tenancy with right of survivorship.

(8) Includes 45,000 shares held in the Kirsner Family Trust UTA, dated May 24, 1993, with Mr. Kirsner and his wife as trustees, 2,317 shares held of record solely by Mr. Kirsner and 114,640 shares issuable upon exercise of Options granted under the Option Plan that are currently exercisable or that will become exercisable within 60 days after June 6, 2000.

(9) Includes 61,793 shares held of record by Mr. Casey and 51,190 shares held of record by Mr. Casey's wife.

(10) Includes 22,500 shares held directly by Mr. Hull, 4,500 shares issuable upon exercise of Options granted under the Option Plan and 12,500 shares issuable upon exercise of Directors Options granted under the Directors Option Plan that are currently exercisable or that will become exercisable within 60 days after June 6, 2000.

(11) Includes 4,500 shares issuable upon exercise of Options granted under the Option Plan and 12,500 shares issuable upon exercise of Directors Options granted under the Directors Option Plan that are currently exercisable or that will become exercisable within 60 days after June 6, 2000. Also includes 14,000 shares held of record by Mr. Battle and 2,750 shares held in the Daniel KW Battle Trust, which was formed in 1996 for the benefit of Mr. Battle's son with Mr. Battle as trustee. Excludes 2,000 shares and 300 shares held in accounts for the benefit of Mr. Battle's daughter and sister, respectively. Mr. Battle holds trading discretion over the accounts for these 2,300 shares, but disclaims beneficial ownership.

(12) Includes 4,500 shares issuable upon exercise of Options granted under the Option Plan and 12,500 shares issuable upon exercise of Directors Options granted under the Directors Option

         Plan that are currently exercisable or that will become exercisable within 60 days after June 6, 2000.

(13) Is composed entirely of 20,270 shares issuable upon exercise of Options granted under the Option Plan that are currently exercisable or that will become exercisable within 60 days of June 6, 2000.

(14) Includes 3,871 shares held by Mr. Huddart and 14,000 shares issuable upon exercise of Options granted under the Option Plan that are currently exercisable or that will become exercisable within 60 days after June 6, 2000.

(15) Includes 388,330 shares issuable upon exercise of Options granted under the Option Plan and 50,000 shares issuable upon exercise of Directors Options granted under the Directors Option Plan that are currently exercisable or that will become exercisable within 60 days after June 6, 2000.


                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

This summarizes compensation paid or accrued by us to our CEO and each of our 4 other most highly compensated executive officers, determined as of the end of the last fiscal year (collectively, the "Named Officers"), during the fiscal years ended March 31, 1998, 1999 and 2000:

                           SUMMARY COMPENSATION TABLE
kp_pont

                                                                                                    LONG-TERM COMPENSATION
                                                                                    -----------------------------------------------
                                                 ANNUAL COMPENSATION(1)                          AWARDS
                                     ---------------------------------------------  ---------------------------------
                                                                                                        SECURITIES
                                                                                       RESTRICTED       UNDERLYING      ALL OTHER
NAME AND                                                            OTHER ANNUAL     STOCK AWARD(S)      OPTIONS/     COMPENSATION
PRINCIPAL POSITION             YEAR    SALARY($)       BONUS($)     COMPENSATION($)       ($)           SARS (#)(2)        ($)
----------------------------  ------  -------------  -------------  --------------  -----------------  --------------  ------------
Andrew Rudd(3)                 2000      318,750        100,000              --               --                --         495,000
Chairman                       1999      225,000        350,000              --               --            30,000              --
                               1998      225,000        367,500              --               --            37,500              --

Kamal Duggirala(4)             2000      268,750        400,000              --               --           250,000              --
Chief Executive Officer        1999      175,000        295,000              --               --            20,000              --
and President                  1998      175,000        281,250              --               --            32,250              --

C. E. Beckers(5)               2000      250,148             --              --               --                --        1,086,000
Former President of BARRA      1999      166,519        275,000              --               --            20,000              --
International, Ltd             1998      165,510        281,250              --               --            32,250              --

James D. Kirsner               2000      225,625        165,000              --               --            20,000              --
Chief Financial Officer        1999      152,500        222,500              --               --            20,000              --
                               1998      152,500        212,500              --               --            19,650              --

Andrew Huddart(6)              2000      237,500        170,000              --               --            50,000              --
Executive Vice President       1999      197,500        129,000              --               --            30,000              --
                               1998      126,667         25,000              --               --            20,000              --

Aamir Sheikh(7)                2000      187,500        200,000              --               --            25,000              --
Executive Vice President       1999      150,000        125,000              --               --             6,000              --
                               1998      125,000         55,000           3,192               --            20,000              --

---------------------------
(1)      Includes amounts deferred under our 401(k) Plan.

(2) All Options granted to date under the Option Plan are NQSOs, other than the following grants made in fiscal 2000, which were ISOs:
         Options for 23,880 shares to Mr. Duggirala, Options for 15,500 shares to Mr. Kirsner, Options for 23,880 shares to Mr. Huddart and Options for 23,880 shares to Dr. Sheikh.

(3) A founder of BARRA, Dr. Rudd has held various senior executive positions during his tenure with the company, including that of Chief Executive Officer from 1984 until his resignation in August 1999. In recognition of his almost 24 year tenure at BARRA and service as an executive officer, the Board authorized a bonus of $495,000 to be paid to Dr. Rudd upon his resignation as Chief Executive Officer.

(4)      Mr. Duggirala was appointed Chief Executive Officer in August 1999.

(5) A portion of Dr. Beckers' cash compensation was not paid in U.S. Dollars. For the above table, that portion of Dr. Beckers' cash compensation has been converted into U.S. Dollars at applicable month-end exchange rates. Dr. Beckers resigned on March 31, 2000. Upon his resignation at the end of the fiscal year, Dr. Beckers was awarded $1,086,000 by BARRA as payment for a one (1) year non-competition undertaking by Dr. Beckers, as well as in recognition of his over 19 years of service to BARRA.

(6) Mr. Huddart joined BARRA and became an executive officer in August 1997. The $126,667 salary amount listed for fiscal 1998 represents actual cash salary paid during his term of employment through March 31, 1998, based on an annualized salary for that fiscal year of $190,000.

(7) The $3,192 other annual compensation amount listed for fiscal year 1998 represents a profit-based commission paid to Mr. Sheikh for his involvement with BARRA's research seminars.

STOCK OPTION GRANTS

This table gives information regarding Option grants to the Named Officers during the fiscal year ended March 31, 2000:

                          OPTION GRANTS IN LAST FISCAL YEAR


                                                      INDIVIDUAL GRANTS
                              -------------------------------------------------------------------      POTENTIAL REALIZABLE
                                                  % OF TOTAL                                             VALUE AT ASSUMED
                                 NUMBER OF          OPTIONS                                            ANNUAL RATES OF STOCK
                                  SHARES          GRANTED TO                                          PRICE APPRECIATION FOR
                                UNDERLYING         EMPLOYEES        EXERCISE                              OPTION TERM (1)
                                  OPTIONS          IN FISCAL        PRICE(2)       EXPIRATION      ------------------------------
NAME                            GRANTED(#)           YEAR          ($/SHARE)           DATE           5% ($)          10% ($)
----------------------------  ----------------  ----------------  -------------  ----------------  --------------  --------------
Andrew Rudd                         --               --               --               --               --              --

C. E. Beckers                       --               --               --               --               --              --

Kamal Duggirala(3)                23,880 (4)            3.03         25.0000       10/27/2009            217,446         699,870
                                  76,120 (5)            9.67         25.0000       10/27/2009            693,133       2,230,908
                                 150,000 (5)           19.05         30.0000       10/27/2009            615,869       3,646,167
                                 -----------           -----                                             -------       ---------
                                 250,000               31.75                                           1,526,449       6,576,942

James D. Kirsner(6)                4,500 (5)            0.57         32.0625       01/19/2010             90,738         229,947
                                  15,500 (4)            1.96         32.0625       01/19/2010            312,541         792,040
                                   ---------            ----                                             -------         -------
                                  20,000                2.53                                             403,279       1,021,987

Andrew Huddart(3)                 23,880 (4)            3.03         20.9380       10/27/2009            314,447         796,870
                                  26,120 (5)            3.31         20.9380       10/27/2009            343,942         871,619
                                  ----------            ----                                             -------         -------
                                  50,000                6.34                                             658,390       1,668,489

Aamir Sheikh(3)                   23,880 (4)            3.03         20.9380       10/27/2009            314,447         796,870
                                   1,120 (5)            0.14         20.9380       10/27/2009             14,748          37,374
                                   ---------            ----                                              ------          ------
                                  25,000                3.17                                             329,195         834,245

---------------------------
(1) Gains are reported net of the Option exercise price but before taxes associated with the exercise. The potential realizable values presented in the table are at assumed stock price appreciation rates of 5% and 10%, compounded annually over the maximum term of the Options. The 5% and 10% appreciation rates are disclosed in accordance with SEC rules and are not intended to forecast possible future appreciation, if any, in our stock price. Actual gains, if any, on Option exercises are dependent on future performance of our common stock and the optionee's continued employment through the vesting period.

(2) The exercise price of each Option is based on the closing price of BARRA's common stock as quoted on NASDAQ on the date of the grant, or if NASDAQ is closed on the date of grant, the next day that NASDAQ is open (the "FMV"). Except for the Options granted to Mr. Duggirala (which were granted on October 27, 1999 with exercise prices of $25.00 (19.4% over FMV)) and $30.00 (43.3% over FMV), all other Options granted to Named Officers were granted with an exercise price equal to the FMV.

(3)      Options were granted on October 27, 1999.

(4) All of these ISOs become exercisable in 5 equal annual installments beginning on the first anniversary of the grant date. All of the Options are ISOs that expire ten years after the grant date.

(5) All of these NQSOs become exercisable in 5 equal annual installments beginning on the first anniversary of the grant date. All of the Options are NQSOs that expire 10 years and a day after the grant date.

(6)      Options were granted on January 19, 2000.

OPTION EXERCISES AND YEAR-END HOLDINGS

         This table gives information regarding Options exercised by each of the Named Officers during the last fiscal year, and the value (stock price less exercise price) of the remaining options held by those executive officers as of March 31, 2000 (the end of our last fiscal year):


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                                      Number of Shares              Value of Unexercised
                                                                    Underlying Unexercised              In-the-Money
                                                                      Options at Fiscal              Options at Fiscal
                                                                        Year End(#)                    Year End($)(1)
                                Shares                        ----------------------------      ------------------------------
                             Acquired on         Value
Name                         Exercise(#)       Realized($)    Exercisable    Unexercisable      Exercisable      Unexercisable
----                        ------------       -----------    -----------    -------------      -----------      -------------
Andrew Rudd                           --                --         29,028           51,000          506,170            716,588
C. E. Beckers                         --                --        100,150           38,350        2,585,180            497,756
Kamal Duggirala                       --                --         92,650          295,850        2,196,118          2,141,818
James D. Kirsner                      --                --        108,940           49,560        2,954,387            416,112
Andrew Huddart                        --                --         14,000           86,000          136,000          1,038,350
Aamir Sheikh                          --                --         20,270           43,570          366,831            518,341

---------------------------
(1) Based on the closing price of BARRA's common stock as reported on NASDAQ on March 31, 2000 ($33.8750) less the exercise price.

COMPENSATION COMMITTEE INTERLOCKS, INSIDER PARTICIPATION AND OTHER TRANSACTIONS

         During the fiscal year ended March 31, 2000, the Compensation Committee included Messrs. Battle, Hull and Lanstein(1), who were each members of our Board and who were not in the last three (3) years and are not currently executive officers of BARRA.

         During the fiscal year ended March 31, 2000, our entire Board, as well as the Compensation Committee, deliberated and took action on matters regarding executive compensation. Of our executive officers, Dr. Rudd participated, as a member of the Board, in deliberations concerning certain executive compensation for the fiscal year ended March 31, 2000.

-----------------------------
(1)  Mr. Lanstein will retire from the Board on August 3, 2000.

         Norman J. Laboe, a director, is Of Counsel to the law firm Mackenzie & Albritton LLP, which we paid approximately $95,619 in fees and expenses during the fiscal year ended March 31, 2000. We have also retained Mackenzie & Albritton LLP during the current fiscal year. Prior to that, Mr. Laboe was a partner of Graham & James, which was and continues to be retained by BARRA.

         M. Blair Hull, a director, is also Chairman of The Hull Group Inc. (a Goldman Sachs company). During the fiscal year ended March 31, 2000, BARRA and its affiliates received approximately [$557,000] in revenue from certain proprietary software and related data licensed to The Hull Group Inc. and its affiliates.

         George Battle, a director, is also a director of PeopleSoft, Inc., which we paid approximately $642,602 in fees and expenses during the fiscal year ended March 31, 2000.

         Mr. Ostler is a Group Executive Vice President of Wells Fargo and Company and Vice-Chairman of Wells Fargo Bank, N. A., and its affiliates which paid BARRA approximately $266,952 in fees and expenses during the fiscal year ended March 31, 2000.

         On April 24, 1999, under automatic granting provisions of the Directors Option Plan, Messrs. Battle, Lanstein, Laboe and Hull were each granted Succeeding Grants to purchase 2,000 shares of common stock at an exercise price of $20.94 (the average of the last reported bid and asked prices on that date). These Succeeding Grants are fully vested on the date of grant, immediately exercisable, NQSOs and expire 10 years and a day from the grant date.

         On November 12, 1999, under provisions for new non-employee directors of the Directors Option Plan, Mr. Ostler was granted an Initial Grant of 15,000 Directors Options at an exercise price of $22.81 (the average of the last reported bid and asked prices on that date). This Initial Grant vests equally over a period of 5 years, is composed of NQSOs and expires 10 years from the grant date.

                    REPORT OF THE COMPENSATION COMMITTEE AND
                     OF THE BOARD ON EXECUTIVE COMPENSATION

THE COMPENSATION COMMITTEE: Our Compensation Committee is comprised of three independent directors and is responsible for approving and reviewing our Executive Compensation and employee equity programs. The Compensation Committee also acts in an advisory role with respect to our employee benefit plans (including approval of certain benefit plans). It generally meets each quarter and reports back to the Board on its activities at each quarterly Board meeting or as necessary.

OVERALL PHILOSOPHY: Our approach to executive compensation is designed to enable us to attract and retain exceptional employees who will be instrumental in helping us achieve our strategic objectives and who can have a direct impact on shareholder value through their actions. This philosophy is implemented through compensation programs that are based on the following principles:

1. We have adopted a "total compensation" approach when determining appropriate, competitive cash and equity-based compensation levels for executives. In general, the 75th percentile level of the appropriate market will be used as a guideline for each executive's total compensation and benefits package.

2. Each executive's total compensation package is designed to provide an appropriate mix of fixed and variable compensation to support a strong pay-for-performance relationship. The variable portion of the compensation package is tied to performance measures that influence stockholder value. It includes key overall operating measures as well as metrics that are specific to each member of management's responsibilities. Each executive officer's achievement of these performance measures will determine whether his/her respective compensation is at, over or below the 75th percentile benchmark.

3. Our long-term incentive program is a significant component of total compensation for our executives and is designed to align the interests of our executives with those our of stockholders and to encourage executive retention.

COMPENSATION REVIEW PROCESS: We review executive compensation annually. The compensation program consists of three elements: (a) base salary, (b) annual bonuses linked to the performance of both the individual executive and the company as a whole, and (c) long term incentives in the form of stock options. Actual compensation rates depend on many factors including individual responsibilities and performance, as well as relative contribution to the success of the Company.

     Additionally, our goal is to maintain a consistent compensation structure that is benchmarked against appropriate industry standards. In this regard, when determining the appropriate packages for each executive, we compare ourselves to market levels within other high technology product businesses and, in a small number of cases, to the asset management industry and related financial services firms. We use a variety of executive compensation surveys and data that have been produced by nationally recognized compensation consulting firms as part of this process.

- BASE SALARY AND BONUSES: Historically, bonuses have accounted for a much higher proportion of cash compensation at BARRA than is the case at other similar companies. We initiated a process this fiscal year to move our structure more in line with the appropriate industry benchmarks. In general, this resulted in an increase in base pay and a reduction in bonus targets, leaving total target compensation in the same range.

     Our approach is to set total cash compensation at a level that keeps BARRA competitive with the market. In Fiscal 2000, base pay was set with this in mind. The mix of variable versus base pay depends on the nature of the position and the executive's ability to influence the outcome. However, on average a 60:40 ratio of base to variable pay is used as a benchmark for our senior executives and a 40:60 ratio is used for our Chief Executive Officer. The amount paid out under the variable component is determined by considering the overall accomplishments of the management team which manifests itself in the performance of the Company in relation to the following indicators: (1) revenue growth, pretax margins and earnings per share compared to plan for each business segment, and (2) total stockholder return as measured by the change in stock price during the year. Additionally, the Compensation Committee evaluates each officer's individual performance using metrics specific to his or her individual responsibilities.

     Fiscal 2000 was a year of change in management, of redefinition of our core business, of restructuring and of developing plans for the coming year under the redefined structure and new organization. Because of these changes and of numerous position rotations among senior executives, only overall Company performance relative to plan was used to determine executive performance. On an overall basis, however: (a) revenues from ongoing products, services and ventures grew by 24%, 10% percent in excess of plan;
(b) pretax margins, excluding restructuring charges grew from 18% to 25%; and
(c) our stock price increased from $21.50 to $33.875, providing a return to stockholders of 57%. These results were achieved in spite of significant extra costs associated with the work needed for Year 2000 readiness, which was accomplished successfully. Overall the Compensation Committee believes the management team's performance exceeded expectations for fiscal year 2000.

- LONG TERM INCENTIVES: We provide long term incentives through stock options to certain employees. For executives, the size of the grants are designed to tie a significant reward directly to our long term success and increases in stockholder value. As with our cash compensation program, when determining the specific stock option grants for this year, we reviewed option practices and grant levels at other companies through participation in an Equity Practices Survey, and benchmarked ourselves against them. This helped us ensure that both our approach and target grant levels were appropriate.

CEO COMPENSATION: During the past fiscal year our co-founder, Chief Executive Officer and Chairman, Andrew Rudd, retired from his position as Chief Executive Officer and was succeeded in that role by our President, Kamal Duggirala. In connection with this change, the compensation arrangements for both Mr. Duggirala and Dr. Rudd were reviewed by the Compensation Committee. Based upon our review of outside compensation surveys, Mr. Duggirala's base salary, target bonus and stock option grants were adjusted. Because these changes occurred in the middle of the fiscal year, we did not establish specific performance metrics to derive the incentive compensation for either Mr. Duggirala or Dr. Rudd. Instead, we used overall measures as the basis for bonuses for each of them. In the case of Mr. Duggirala, as a performance incentive, the Options granted to him under the Option Plan in October 1999 were granted at prices that were higher than the FMV on the date of grant, as measured by the closing price on the day of the grant. The first 100,000 Options were granted at an exercise price of $25 per share, and the next 150,000 Options were granted at an exercise price of $30 per share. The FMV of the stock on the day of the grant was $20.938.

                                     BOARD

A. George Battle *         John F. Casey                    M. Blair Hull*
Norman J. Laboe            Ronald J. Lanstein*              Clyde W. Ostler
                           Andrew Rudd

---------------------------
*  Member of the Compensation Committee

                                PERFORMANCE GRAPH

The graph below compares the five-year total return to stockholders (stock price appreciation plus reinvested dividends) for BARRA common stock with the comparable returns of two indexes: the Frank Russell 2000 Index and the Nasdaq Computer & Data Processing Services Index. The graph assumes that you invested $100 in BARRA common stock and in each of the indexes on March 31, 1996, and that all dividends were reinvested. Points on the graph represent the performance as of March 31st of each of the years indicated. PLEASE NOTE THAT INTERNET COMPANIES, WHICH HAVE RECENTLY EXPERIENCED SIGNIFICANT FLUCTUATIONS IN THEIR STOCK PRICES, ARE INCLUDED IN BOTH THE FRANK RUSSELL 2000 AND THE NASDAQ COMPUTER & DATA PROCESSING SERVICES INDEX.

                              PERFORMANCE COMPARISON
               BARRA vs. NASDAQ COMPUTER & DATA PROCESSING SERVICES
                            AND vs. FRANK RUSSELL 2000

                       ----------------------------------------------------
                           Mar-96    Mar-97    Mar-98   Mar-99    Mar-00
---------------------------------------------------------------------------
NASDAQ                     100.00    208.88    365.36   593.13   1074.85
---------------------------------------------------------------------------
BARRA                      100.00    337.50    534.38   461.72    635.16
---------------------------------------------------------------------------
FRANK RUSSELL 2000         100.00    142.77    207.21   172.84    236.93
---------------------------------------------------------------------------

         * Computer and Data Processing Services Index

             PROPOSAL NO. 2 - APPROVAL OF AMENDMENT TO THE BYLAWS TO
                    CHANGE THE SIZE OF THE RANGE OF THE BOARD

         Section 3.2 of the Company's Amended and Restated Bylaws (the "Bylaws") currently sets the authorized number of directors to be not less than four (4) and not more than seven (7). The Board has adopted, subject to stockholder approval, a resolution to increase the minimum authorized number of directors to five (5) and the maximum authorized number of directors to nine (9). The number of directors will remain fixed at seven (7), until changed in accordance with the Company's Bylaws.

         The Board believes that the Company and its stockholders may benefit from the inclusion of additional persons on the Company's Board in the future. As the Company continues to grow, the Board believes that additional members may be able to provide valuable expertise and experience to the Company. At the current time, however, the Board is not planning to propose any specific candidates. Nonetheless, the Board may do so in the future, and the need to obtain stockholder approval at that time would substantially delay the Company's ability to take timely action on such a candidate. Such stockholder approval would most likely necessitate holding a special meeting of stockholders, which would entail substantial delay and expense to the Company. In order to avoid such delay and expense to the Company, the Board is proposing that the minimum authorized number of directors be changed to five (5) and the maximum authorized number of directors to nine (9).

PROPOSED AMENDMENT - Under the proposed amendment, if this Proposal No. 2 is adopted, Section 3.2 of the Bylaws would read as follows:

     "Section 3.2 Number and Qualification of Directors. The authorized number of directors of this corporation shall be not less than five (5) persons and not more than nine (9), until changed by an amendment to the Certificate of Incorporation, or by an amendment to this Section 3.2, adopted by approval of a majority of the outstanding shares entitled to vote. The exact number of directors shall be fixed at seven (7), until changed, within the limits specified above, by the amendment to this
     Section 3.2 adopted by the Board or a majority of the outstanding shares entitled to vote; provided, however, that an amendment to the articles or this Section 3.2 reducing either the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting or the shares of stock not consenting in the case of an action by written consent are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares of stock entitled to vote. The directors need not be stockholders of this corporation."

FAILURE TO ADOPT PROPOSAL NO. 2 - If this Proposal No. 2 is NOT adopted, Section
3.2 of the Bylaws would remain as follows:

     "Section 3.2 Number and Qualification of Directors. The authorized number of directors of this corporation shall be not less than four (4) persons and not more than seven (7), until changed by an amendment to the Certificate of Incorporation, or by an amendment to this Section 3.2, adopted by approval of a majority of the outstanding shares entitled to vote. The exact number of directors shall be fixed at seven
     (7), until changed, within the limits specified above, by the amendment to this Section 3.2 adopted by the Board or a majority of the outstanding shares entitled to vote; provided, however, that an amendment to the articles or this Section 3.2 reducing either the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting or the shares of stock not consenting in the case of an action by written consent are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares of stock entitled to vote. The directors need not be stockholders of this corporation."

REQUIRED VOTE - The affirmative vote of a majority of votes cast on this proposal to amend the Bylaws is required to approve this proposal, provided that a quorum is present.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED INCREASE IN THE AUTHORIZED NUMBER OF DIRECTORS.

                  PROPOSAL NO. 3 - APPROVAL OF THE ADOPTION OF
                THE 2000 EQUITY PARTICIPATION PLAN OF BARRA, INC.

         The Board unanimously recommends that stockholders approve the adoption of the 2000 Equity Participation Plan of BARRA, Inc. (the "2000 Plan"). The 2000 Plan was approved by the Board on June 7, 2000 in large part because the current Option Plan expires on July 29, 2001. BARRA needs to be able to continue to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Company's employees, consultants, and directors and to promote the success of the Company's business.

         The 2000 Plan authorizes the grant to the Company's employees of options that qualify as ISOs under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2000 Plan also authorizes the grant to the Company's employees, consultants, and non-employee directors of NQSOs, restricted stock, stock appreciation rights ("SARs") and other awards (collectively, "Awards").

         The principal features of the 2000 Plan are summarized below, but the summary is qualified by reference to the 2000 Plan itself which is contained in Appendix "A."

SECURITIES SUBJECT TO THE PLAN

         The shares of stock subject to the 2000 Plan shall be Company Common Stock. Under the terms of the 2000 Plan, the aggregate number of shares of Common Stock subject to options, restricted stock, SARs and other Awards will not exceed the sum of (i) 1,100,000 shares, (ii) the number of shares of Common Stock that remain reserved for issuance under the Option Plan as of June 7, 2000, (iii) the number of shares of Common Stock, if any, that, after June 7, 2000, again become available for issuance pursuant to Section 3 of the Option Plan as a result of Options issued thereunder expiring or become unexercisable for any reason before being exercised in full. In addition, the maximum number of shares which may be subject to options, restricted stock, SARs and other Awards granted under the 2000 Plan to any individual in any calendar year may not exceed 1,000,000, with such limitation only applying subsequent to the fulfillment of certain conditions as defined in the 2000 Plan. As of June 7, 2000, there were 291,100 shares reserved for issuance under the Option Plan, and 2,616,162 shares subject to outstanding options which could expire or become unexercised for any reason before being exercised in full. Therefore, assuming all shares subject to outstanding Options under the Option Plan are cancelled without being exercised and no further Options are granted under the Option Plan, the maximum number of shares currently authorized to be issued under the 2000 Plan will be no greater than 4,007,262.

         The Board or a committee of the Board appointed to administer the 2000 Plan (the "Administrator") shall have the authority in its discretion to appropriately adjust:

          - the aggregate number of shares of Common Stock subject to the 2000 Plan;

          - the number and kind of shares of Common Stock subject to outstanding options, restricted stock, SARs and other Awards; and

          - the price per share of outstanding options, restricted stock, SARs and other Awards if there is any stock dividend, stock split, recapitalization, or other subdivision, combination or reclassification of shares of Common Stock.

         Shares subject to expired or canceled options will be available for future grant or sale under the 2000 Plan. In addition, shares which are delivered to the Company by an optionee or withheld by the Company upon the exercise of an Award in payment of the exercise price may again be optioned, granted or awarded under the 2000 Plan. No shares may be optioned, granted or awarded under the 2000 Plan, however, if such action would cause an incentive stock option to fail to qualify as an "incentive stock option" under Section 422 of the Code.

AWARDS UNDER THE 2000 PLAN

         The 2000 Plan provides that the Administrator may grant or issue stock options, SARs, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof. Each Award will be set forth in a separate agreement with the person receiving the Award and will indicate the type, terms and conditions of the Award.

NON-QUALIFIED STOCK OPTIONS will provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than the par value), and usually will become exercisable (in the discretion of the Administrator) in one or more installments after the grant date, subject to the satisfaction of individual or Company performance criteria established by the Administrator. NQSOs may be granted for any term specified by the Administrator.

INCENTIVE STOCK OPTIONS will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee's termination of employment, and must be exercised within ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company ("10% Owner"), the 2000 Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

RESTRICTED STOCK may be sold to participants at various prices and made subject to such restrictions as may be determined by the Administrator. Restricted stock, typically, may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2000 Plan, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

DEFERRED STOCK may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the Administrator. Like restricted stock, deferred stock may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2000 Plan, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock Award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

STOCK APPRECIATION RIGHTS may be granted in connection with stock options or other Awards, or separately. SARs granted by the Administrator in connection with stock options or other Awards typically will provide for payments to the holder based upon increases in the price of the Company's Common Stock over the exercise price of the related option or other Awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Code with respect to an SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the 2000 Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Administrator in the SAR agreements. The Administrator may elect to pay SARs in cash or in Common Stock or in a combination of both.

DIVIDEND EQUIVALENTS represent the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by the stock options, SARs or other Awards held by the participant.

PERFORMANCE AWARDS may be granted by the Administrator to employees or consultants based upon, among other things, the contributions, responsibilities and other compensation of the particular employee or consultant. Generally, these Awards will be based upon specific performance criteria and may be paid in cash or in Common Stock or in a combination of both. Performance Awards may include "phantom" stock awards that provide for payments based upon increases in the price of the Company's Common Stock over a predetermined period. Performance Awards may also include bonuses granted by the Administrator and which may be payable in cash or in Common Stock or in a combination of both.

STOCK PAYMENTS may be authorized by the Administrator in the form of shares of Common Stock or an option or other right to purchase Common Stock as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the key employee or consultant.

         The Administrator may designate key employees as "Section 162(m) Participants," whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Administrator may grant to Section 162(m) Participants restricted stock, deferred stock, SARs, dividend equivalents, performance awards and stock payments that vest or become exercisable upon the attainment of performance criteria for the Company which are related to one or more of the following performance goals: (i) pre-tax income; (ii) operating income; (iii) cash flow;
(iv) earnings per share; (v) earnings before interest, taxes, depreciation and amortization; (vi) return on equity; (vii) return on invested capital or assets;
(viii) cost reductions or savings; and (ix) the market price of a share of the Company's Common Stock.

GRANT AND TERMS OF OPTIONS

         The Administrator shall have the authority under the 2000 Plan to determine:

          - the number of shares subject to option grants to employees, consultants, and directors;

          -    whether the option grants are ISOs or NQSOs; and

          -    the terms and conditions of the option grants.

         The Administrator may not grant an ISO under the 2000 Plan to any 10% Owner unless the stock option conforms to the applicable provisions of
Section 422 of the Code. Only the Company's employees may be granted ISOs under the 2000 Plan. Employees, consultants, and directors may receive NQSOs under the 2000 Plan. Each option will be evidenced by a written option agreement.

         The exercise price for the shares of Common Stock subject to each option will be specified in each option agreement. The Administrator shall set the exercise price at the time the option is granted. In certain instances, the exercise price is also subject to additional rules as follows:

          - In the case of options intended to qualify as performance-based compensation, or as ISOs, the exercise price may not be less than the FMV for the shares of Common Stock subject to such option on the date the option is granted.

          - In the case of ISOs granted to a 10% Owner, the exercise price may not be less than 110% of the FMV of the shares of Common Stock subject to such option on the date the option is granted.

          - In the case of NQSOs, the exercise price may not be less than the par value for the shares of Common Stock subject to such option on the date the option is granted.

          - In the case of NQSOs granted to a 10% Owner, the exercise price may not be less than 100% of the FMV of the shares of Common Stock subject to such option on the date the option is granted.

         For purposes of the 2000 Plan, the FMV of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day of the date of grant, or if shares were not traded on the date of grant, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day of the date of grant as reported by NASDAQ or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the FMV of a share of Common Stock as established by the Administrator acting in good faith.

TERM AND VESTING OF OPTIONS

         The term of an option shall be set by the Administrator. In the case of an ISO, the term of the option may not be longer than 10 years from the date the ISO is granted, or if granted to a 10% Owner, five years from the date of the grant. Except as limited by the requirements of Section 422 of the Code, the Administrator may extend the term of any outstanding option in connection with any termination of employment or the consulting relationship with an optionee, or amend any other term or condition of the outstanding option relating to the termination of an optionee.

         An option is exercisable when it "vests." Each option agreement will contain the period during which the right to exercise the option in whole or in part vests in the optionee. At any time after the grant of an option, the Administrator may accelerate the period during which an option vests. No portion of an option which is unexercisable at an optionee's termination of employment, termination of consulting relationship or termination of directorship will subsequently become exercisable, except as may be otherwise provided by the Administrator either in the agreement relating to the stock option or by action following the grant of the option.

EXERCISE OF OPTIONS

         An option may be exercised for any vested portion of the shares subject to the option until the option expires. Only whole shares of Common Stock may be purchased. An option may be exercised by delivering to the Secretary of the Company a written notice of exercise on a form provided by the Company, together with full cash payment for the shares in the form of cash or a check payable to the Company in the amount of the aggregate option exercise price. However, the Administrator may in its discretion:

               - allow payment through the delivery of shares of Common Stock which are already owned by the optionee and have been held at least six months;

               - subject to certain timing requirements, allow payment through the surrender of shares of Common Stock which would otherwise be issuable on exercise of the option;

               - allow payment through the delivery of property of any kind which constitutes good and valuable consideration;

               - allow payment by use of a full recourse loan from the Company;

               - allow payment through the delivery of a notice that the optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable on exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price; or

               -    allow payment through any combination of the foregoing.


ELIGIBILITY

         The Company's employees and consultants are eligible to receive Awards under the 2000 Plan. The Administrator determines which of the Company's employees will be granted options, restricted stock, SARs and other Awards. No person is entitled to participate in the 2000 Plan as a matter of right. Only those employees and consultants who are selected to receive grants by the Administrator may participate in the 2000 Plan. Independent non-employee directors are also eligible to receive grants under the 2000 Plan.

ADMINISTRATION OF THE PLAN

         All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders. The Administrator has the power to:

               - construe and interpret the terms of the 2000 Plan and Awards granted pursuant to the 2000 Plan;

               - adopt rules for the administration, interpretation and application of the 2000 Plan that are consistent with the 2000 Plan; and

               - interpret, amend or revoke any of the newly adopted rules of the 2000 Plan.

AWARDS NOT TRANSFERABLE

         Awards may not be sold, pledged, transferred, or disposed of in any manner other than to certain permitted transferees as provided for in the 2000 Plan and by will or by the laws of descent and distribution and may be exercised, during the lifetime of the holder, only by the holder or such permitted transferees.

CERTAIN RESTRICTIONS ON RESALE

         Employees, officers and directors who are "affiliates" of the Company as defined by the rules and regulations under the Securities Act of 1933 may offer or sell the shares of Common Stock they acquire upon exercise of their options under the 2000 Plan only if they make such offers and sales:

               - pursuant to an effective registration statement under the Securities Act of 1933;

               - pursuant to an appropriate exemption from the registration requirements of the Securities Act of 1933; or

               - within the limitations and subject to the conditions set forth in Rule 144 under the Securities Act of 1933.

AMENDMENT AND TERMINATION OF THE 2000 PLAN

         The Board may not, without prior stockholder approval:

               - amend the 2000 Plan so as to increase the number of shares of stock that may be issued under the Plan; or

               -    extend the term of the 2000 Plan.

         The 2000 Plan will be in effect for 10 years after the date the 2000 Plan is approved by the stockholders, unless the Board terminates the 2000 Plan at an earlier date. The Board may terminate the 2000 Plan at any time with respect to any shares not then subject to an option under the 2000 Plan. Except as indicated above, the Board may also modify the 2000 Plan from time to time.

ROLL-OVER OF UNVESTED AND EXPIRING OPTIONS FROM OPTION PLAN

         Under the terms of the 2000 Plan, the aggregate number of shares of Common Stock subject to options, restricted stock, SARs and other Awards will include the number of shares of Common Stock that remain reserved for issuance under the Option Plan as of July 29, 2001, and the number of shares of Common Stock that, after July 29, 2001, again become available for issuance pursuant to Section 3 of the Option Plan as a result of stock options issued thereunder expiring or become unexercisable for any reason before being exercised in full.

FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH THE PLAN

        The following is a general summary under current law of the material federal income tax consequences to participants in the 2000 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder's personal investment circumstances. This summarized tax information is not tax advice.

NON-QUALIFIED STOCK OPTIONS - For federal income tax purposes, if an optionee is granted NQSOs under the 2000 Plan, the optionee will not have taxable income on the grant of the option, nor will the Company be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the FMV of the Common Stock on the date of exercise. The optionee's basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally, will be the FMV of the Common Stock on the date the optionee exercises the option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

INCENTIVE STOCK OPTIONS - There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the FMV of the shares at the time of exercise exceeds the option price will be an "item of adjustment" for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to the Company, unless the optionee disposes of the shares within (A) two years after the date of grant of the option or (B) within one year of the date the shares were transferred to the optionee. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the FMV of the shares on the date of the option's exercise will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercise the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes the shares before the end of the one-year and two-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares.

         An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

STOCK APPRECIATION RIGHTS - No taxable income is generally recognized upon the receipt of an SAR, but upon exercise of the SAR the FMV of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

RESTRICTED STOCK AND DEFERRED STOCK - An employee to whom restricted or deferred stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the FMV of the shares at the date such restrictions lapse over the purchase price therefor. Similarly, when deferred stock vests and is issued to the employee, the employee generally will recognize ordinary income and the Company generally will be entitled to a deduction for the amount equal to the FMV of the shares at the date of issuance.

DIVIDEND EQUIVALENTS - A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

PERFORMANCE AWARDS - A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or Common Stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

STOCK PAYMENTS - A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.

DEFERRED COMPENSATION - Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NQSOs are granted in lieu of amounts otherwise payable, and the Company will not be entitled to a deduction at that time. When and to the extent such NQSOs are exercised, the rules regarding NQSOs outlined above will generally apply.

SECTION 162(m) OF THE CODE - In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation" established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2000 Plan may qualify as "qualified performance-based compensation" for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

The Company has attempted to structure the 2000 Plan in such a manner that the Administrator can determine the terms and conditions of stock options, SARs and performance and incentive awards granted thereunder such that remuneration attributable to such awards will not be subject to the $1,000,000 limitation. The Company has not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

REQUIRED VOTE - The affirmative vote of a majority of votes cast on this proposal to adopt the 2000 Plan is required to approve this proposal, provided that a quorum is present.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE ADOPTION OF THE 2000 EQUITY PARTICIPATION PLAN OF BARRA, INC.

              PROPOSAL NO. 4 - APPROVAL OF AMENDMENT TO BARRA INC.
               DIRECTORS OPTION PLAN TO AUTHORIZE THE ISSUANCE OF
                     AN ADDITIONAL 100,000 SHARES THEREUNDER

         The Board unanimously recommends that stockholders approve the amendment to the Directors Plan to authorize the issuance of an additional 100,000 shares of Common Stock thereunder. The Directors Plan was adopted by the Board on April 24, 1997 and approved the Annual Meeting of our Stockholders held on July 31, 1997. It was later amended by the Board on August 5, 1999.

PURPOSE - The purpose of the amendments to the Directors Plan is to continue to give directors of the Company an opportunity to acquire an equity interest in the Company and to further align their interests with the interests of the Company's stockholders. The Company believes that a specific plan to permit its non-employee directors to receive options to purchase Common Stock of the Company is important to the Company's ability to continue to attract and retain well-qualified directors.

SUMMARY OF PROPOSED AMENDMENTS TO DIRECTORS PLAN

If this Proposal No. 4 is approved, the aggregate number of shares that may be issued pursuant to the Directors Plan will increase from 100,000 to 200,000.

SUMMARY OF CURRENT TERMS OF THE DIRECTORS PLAN

ADMINISTRATION - The Directors Plan is administered by a Committee consisting solely of not less than two "Outside Directors" as defined in the Directors Plan (the "Committee"). The interpretation by the Committee of any of the provisions of the Directors Plan or any option granted under the Directors Plan ("Directors Options") is final and conclusive.

ELIGIBILITY - The Directors Plan permits the Company to grant NSOs to purchase shares of Common Stock of the Company in accordance with a fixed formula (described below) to non-employee directors of the Company. In addition, the Directors Plan allows discretionary grants of ISOs to employee directors and NSOs to all directors. There are currently five non-employee directors and two employee directors. The Company receives no consideration from optionees at the time Directors Options are granted under the Directors Plan.

TERMS OF DIRECTORS OPTIONS

STOCK SUBJECT TO OPTIONS. The stock subject to Directors Options under the Directors Plan consists of shares of the Company's authorized but unissued Common Stock. The aggregate number of shares that may be issued pursuant to the Directors Plan is currently 100,000 shares, subject to adjustment as provided in the Directors Plan. In the event that any outstanding Directors Option under the Directors Plan expires or terminates for any reason without being exercised in whole or in part, the shares of Common Stock allocable to the unexercised portion of such Directors Option will be available again for the grant of Directors Options under the Directors Plan.

FORMULA FOR OPTION GRANTS. Initial Grants and Successor Grants are NQSOs and are currently made automatically to non-employee directors under the Directors Plan in accordance with a non-discretionary formula. Following the adoption of the Directors Plan by the Board and Stockholders in 1997, each non-employee director then in office received Initial Grants of 5,000 shares and each person who subsequently became a non-employee director and was eligible to participate in the Directors Plan received an Initial Grant of 10,000 shares. The initial version of the Directors Plan also provided that on each anniversary of a director's Initial Grant, if the optionee was still a non-employee member of the Board, the optionee received a Successor Grant for an additional 2,000 shares. On August 5, 1999 the Directors Plan was amended by the Board to increase the amount of the Initial Grant to 15,000 shares and the Successor Grant to 4,000 shares. The Directors Plan also provides that ISOs may be granted to employee directors and NQSOs may be granted to all directors at the discretion of the Committee ("Discretionary Grants").

EXERCISE PRICE. The exercise price for all ISOs will be the FMV of the Company's Common Stock at the time the Directors Option is granted, except that, for ISOs, the price shall be 110% of FMV for any director who owns stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation.

VESTING AND TERM OF OPTION GRANTS. Options granted under the Directors Plan will become exercisable as they vest. NQSOs granted pursuant to Initial Grants will vest over a period of five years at a rate of twenty percent (20%) on the anniversary dates of the grant so long as the optionee is continuously a director of the Company. NQSOs granted pursuant to Succeeding Grants will be immediately vested.

ISOs will vest according to a vesting schedule determined by the Committee; provided however, that the rate of vesting shall be no longer than twenty percent (20%) per year over five years from the date of grant. Each Directors Option will have a term as specified by the Committee at the date of grant and shall be stated in the Option Agreement. However, an option may not be exercised more than ten (10) years from the date of grant, and will terminate earlier if the optionee ceases to be a director.

TERMINATION OF SERVICE. If the optionee's service as a director of the Company is terminated for any reason, including death and disability, Directors Options under the Director Plan, to the extent vested and exercisable on the termination date, may be exercised not later than ninety (90) days (or such other period of time as is determined by the Committee) after termination date. Unless otherwise determined at the discretion of the Board, all Directors Options granted under the Director Plan that are not vested and exercisable on the date of termination, shall automatically terminate.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         Pursuant to the terms of the Directors Plan, the aggregate number of shares that may be issued pursuant to the Directors Plan and the shares subject to outstanding Directors Options (but not the numbers of shares subject to any future Initial Grants or Succeeding Grants) shall be subject to automatic pro rata adjustment as to the number and price of shares, in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, reclassifications, recapitalizations, reorganizations and other relevant changes in capitalization. In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, the vesting of all Directors Options granted pursuant to the Directors Plan will accelerate and the Directors Options will become exercisable in full.

AMENDMENT AND TERMINATION OF THE DIRECTORS PLAN

         Generally, the Board may terminate or amend the Directors Plan at any time. However, the Board may not, among other matters, without stockholder approval, increase the total number of shares of Common Stock available for issuance under the Directors Plan or change the class of persons eligible to receive Directors Options. In addition, no amendment of the Directors Plan or of any outstanding Directors Option may adversely affect any outstanding Directors Option without the written consent of the optionee.

TERM OF THE DIRECTORS PLAN

         Options may be granted pursuant to the Directors Plan from time to time until ten years from the date the Directors Plan was adopted by the Board, which will be April 24, 2007.

FEDERAL INCOME TAX INFORMATION

THE FOLLOWING INFORMATION IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND OPTIONEES OF PARTICIPATION IN THE DIRECTORS PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR EACH OPTIONEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES.

INCENTIVE STOCK OPTIONS - When an Directors Option granted under the Directors Plan qualifies as an ISO, the optionee does not recognize income for federal income tax purposes upon the grant or exercise of the ISO (unless the alternative minimum tax applies as discussed below). Upon a sale of the shares (assuming that the sale occurs no sooner than two years after the grant of the Directors Option and one year after the receipt of the shares by the optionee), any gain or loss will be treated as long-term capital gain or loss for federal income tax purposes.

         In order for a Directors Option to qualify as an ISO, it must be exercised while the optionee is an employee of the Company or of a parent or subsidiary of the Company, or within ninety (90) days after the optionee ceases to be an employee for any reason other than death, in which case there is no statutory limitation, or permanent and total disability, in which case the exercise may occur within one year after termination of employment.

         The favorable federal income tax consequences described above will not apply to the extent the optionee disposes of the shares acquired within one year of the date of exercise or within two years of the date of grant of the Directors Option (hereinafter a "disqualifying disposition"). A disqualifying disposition does not include the disposition of shares acquired upon exercise of a Directors Option after the employee's death and, under certain circumstances, the disposition of shares (acquired by exercising an ISO) by an insolvent individual to a trustee, receiver or other similar fiduciary in an insolvency proceeding.

         In the event of a disqualifying disposition, the optionee generally will recognize ordinary income in the year of disposition equal to the amount by which the FMV of the stock at the date of exercise exceeds the option exercise price. Any additional gain will be long-term or short-term gain, depending on how long the optionee has held the stock. The income recognized on a disqualifying disposition will be added to the optionee's tax basis for determining gain or loss with respect to a subsequent sale of his or her stock.

ALTERNATIVE MINIMUM TAX - The excess of the stock's FMV over the option exercise price of an ISO, which is generally not subject to tax at the time of exercise, is treated as an item of income in determining an individual taxpayer's alternative minimum tax liability. It is advisable for all optionees holding ISOs to attempt to forecast their income tax liabilities before deciding when to exercise ISOs, or even whether to receive stock compensation in the form of ISOs. The alternative minimum tax risk can make ISOs unappealing if the potential spread on exercise of the option in any particular year will be substantial.

NON-QUALIFIED STOCK OPTIONS - Options granted under the Directors Plan that do not qualify as ISOs are considered NQSOs and will not qualify for any special tax benefits to the optionee. Because the Company's Directors Options are not deemed to have a readily ascertainable value, an optionee will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the optionee generally must include in income as compensation an amount equal to the difference between the FMV of the shares on the date of exercise and the optionee's exercise price. The included amount will be treated as ordinary income by the optionee and will be subject to withholding by the Company for each optionee who is also an employee of the Company. Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will treated as capital gain or loss.

TAX TREATMENT OF THE COMPANY - The Company generally will be allowed a tax deduction to the extent and in the year that compensation income is recognized by the optionee upon the exercise of NQSOs, provided the Company has withheld income taxes in accordance with the law. The Company receives no deduction in connection with the exercise of an ISO. In the event of a disqualifying disposition of an ISO, however, the Company will be allowed a deduction for the amount of income recognized by the optionee with respect to his or her exercise for the tax year of the Company in which the disqualifying disposition occurs. Notwithstanding the foregoing, the Code, limits the tax deduction for expenses in connection with remuneration of the Company's Chief Executive Officer and its four other most highly compensated executive officers during any fiscal year to the extent the remuneration of any such person exceeds $1,000,000 for such fiscal year.

ERISA

         The Company believes that the Directors Plan is not subject to any of the provisions of ERISA.

REQUIRED VOTE

         The amendment of the Directors Plan requires the affirmative vote of the majority of shares of Common Stock present in person or represented by a proxy at the Annual Meeting and entitled to vote thereon. The Company's directors have an interest in approval of this Proposal No. 4, in that the non-employee directors have received Directors Options pursuant to the Directors Plan and that the non-employee directors will and all other directors may receive additional Directors Option grants.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT OF THE DIRECTORS PLAN.


                      PROPOSAL NO. 5 - APPROVAL OF AUDITORS

         The Board has selected Deloitte & Touche LLP as our independent auditors for the fiscal year ending March 31, 2001, subject to the approval of our stockholders. If a majority of our stockholders do not ratify the selection of Deloitte & Touche LLP as our independent auditors, the Board will reconsider its selection.

         Deloitte & Touche LLP has audited our financial statements since 1986. Its representatives are expected to be at the Annual Meeting to answer appropriate questions. They will also have the opportunity to make a statement if they desire to do so.

REQUIRED VOTE

         The affirmative vote of a majority of votes cast on this proposal to approve the auditors is required to approve this proposal, provided that a quorum is present.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS.

                 COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and 10% Owners, to file with the Securities and Exchange Commission ("SEC") reports of holdings and transactions in our common stock. Our officers, directors and 10% Owners are required by SEC regulation to furnish us with copies of all reports they file under Section 16(a).

         During the fiscal year ended March 31, 2000, BARRA filed a Form 3 on behalf of Mr. Ostler on an untimely basis. The Form 3, as subsequently amended, reported the grant to Mr. Ostler of 15,000 Directors Options to purchase BARRA Common Stock. Based on our records and other information provided to us, we believe that, except for the late filing of this Form 3, our directors and executive officers, as well as our 10% Owners, met all applicable SEC filing requirements.

   DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR YEAR 2001 ANNUAL MEETING

         The Company must receive stockholder proposals intended to be included in its proxy statement for the Year 2001 Annual Meeting of Stockholders no later than March 9, 2001. Stockholders who want to present a proposal at the Year 2001 Annual Meeting that is not included in BARRA's proxy statement should notify the Secretary of the Company of the proposal by May 23, 2001. Without that notice, proxy holders appointed by the Board will be entitled to exercise their discretionary voting authority when the proposal is raised at the annual meeting, without any mention of the proposal in the proxy statement.

                                  OTHER MATTERS

         The Board knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

                                  BY ORDER OF THE BOARD


                                  Andrew Rudd
                                  Chairman of the Board
                                  June __, 2000


         A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended March 31, 2000 is available without charge upon written request to: Investor Relations, BARRA, Inc., 2100 Milvia Street, Berkeley, CA 94704.

                                                                      APPENDIX A

                       THE 2000 EQUITY PARTICIPATION PLAN

                                       OF

                                   BARRA, INC.

        BARRA, Inc. a Delaware corporation, has adopted The 2000 Equity Participation Plan of BARRA, Inc. (the "Plan"), effective June 7, 2000 (the "Effective Date"), for the benefit of its eligible employees, consultants and directors.

        The purposes of the Plan are as follows:

        (1) To provide an additional incentive for directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

        (2) To enable the Company to obtain and retain the services of directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                   DEFINITIONS

        1.1. GENERAL. Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

        1.2. ADMINISTRATOR. "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.1.

        1.3. AWARD. "Award" shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, "Awards").

        1.4. AWARD AGREEMENT. "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

        1.5. AWARD LIMIT. "Award Limit" shall mean 1,000,000 shares of Common

Stock, as adjusted pursuant to Section 11.3 of the Plan.

        1.6. BOARD. "Board" shall mean the Board of Directors of the Company.

        1.7. CHANGE IN CONTROL. "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

                (a) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

                (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

                (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66-2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control; or

                (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

                (e) any person is or becomes the beneficial owner of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's then outstanding securities and (A) the identity of the Chief Executive Officer of the Company is changed during the period beginning sixty (60) days before the attainment of the ten percent (10%) beneficial ownership and ending two (2) years thereafter, or (B) individuals constituting at least one-third (1/3) of the members of the Board at the beginning of such period shall leave the Board during the period beginning sixty (60) days before the attainment of the ten percent (10%) beneficial ownership and ending two (2) years thereafter.

        1.8. CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended.

        1.9. COMMITTEE. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

        1.10. COMMON STOCK. "Common Stock" shall mean the common stock of the Company, par value $0.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

        1.11. COMPANY. "Company" shall mean BARRA, Inc. a Delaware corporation.

        1.12. CONSULTANT. "Consultant" shall mean any consultant or adviser if:

        (a) the consultant or adviser renders bona fide services to the Company;

        (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

        (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

        1.13. DEFERRED STOCK. "Deferred Stock" shall mean Common Stock awarded under Article VIII of the Plan.

        1.14. DIRECTOR. "Director" shall mean a member of the Board.

        1.15. DIVIDEND EQUIVALENT. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VIII of the Plan.

        1.16. DRO. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

        1.17. EMPLOYEE. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

        1.18. EXCHANGE ACT. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        1.19. FAIR MARKET VALUE. "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on such date, or if shares were not traded on such date, on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on such date (or such next preceding date, as applicable), as reported by NASDAQ or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

        1.20. HOLDER. "Holder" shall mean a person who has been granted or awarded an Award.

        1.21. INCENTIVE STOCK OPTION. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

        1.22. INDEPENDENT DIRECTOR. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

        1.23. NON-QUALIFIED STOCK OPTION. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

        1.24. OPTION. "Option" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; PROVIDED, HOWEVER, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

        1.25. PERFORMANCE AWARD. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

        1.26. PERFORMANCE CRITERIA. "Performance Criteria" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

        1.27. PLAN. "Plan" shall mean The 2000 Equity Participation Plan of BARRA, Inc.

        1.28. RESTRICTED STOCK. "Restricted Stock" shall mean Common Stock awarded under Article VII of the Plan.

        1.29. RULE 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

        1.30. SECTION 162(m) PARTICIPANT. "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

        1.31. SECURITIES ACT. "Securities Act" shall mean the Securities Act of 1933, as amended.

        1.32. STOCK APPRECIATION RIGHT. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article IX of the Plan.

        1.33. STOCK PAYMENT. "Stock Payment" shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee or Consultant in cash, awarded under Article VIII of the Plan.

        1.34. SUBSIDIARY. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        1.35. SUBSTITUTE AWARD. "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; PROVIDED, HOWEVER, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

        1.36. TERMINATION OF CONSULTANCY. "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy.

Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

        1.37. TERMINATION OF DIRECTORSHIP. "Termination of Directorship" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

        1.38. TERMINATION OF EMPLOYMENT. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; PROVIDED, HOWEVER, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                   ARTICLE II.

                             SHARES SUBJECT TO PLAN

        2.1. SHARES SUBJECT TO PLAN.

                (a) The shares of stock subject to Awards shall be Common
        Stock, initially shares of the Company's Common Stock, par value
        $0.01 per share. Subject to Section 11.3, the aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any Awards under the Plan shall not exceed the sum of
        (i) 1,100,000 Shares, (ii) the number of shares of Common Stock that remain reserved for issuance under the Company's Stock Option Plan
        (the "Prior Plan") as of June 7, 2000 and (iii) the number of shares of Common Stock, if any, that, after June 7, 2000, again become available for issuance pursuant to Section 3 of the Prior Plan as a result of stock options issued thereunder expiring or become unexercisable for any reason before being exercised in full. The shares of Common Stock issuable upon exercise of such Options or rights or upon any Awards may be either previously authorized but unissued shares or treasury shares.

                (b) The maximum number of shares which may be subject to Awards, granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

        2.2. ADD-BACK OF OPTIONS AND OTHER RIGHTS. If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to
Section 11.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF AWARDS

        3.1. AWARD AGREEMENT. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

        3.2. PROVISIONS APPLICABLE TO SECTION 162(m) PARTICIPANTS.

                (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in
        Section 162(m)(4)(C) of
        the Code.

                (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in
        Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

                (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety
        (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service,
        (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                (d) Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in
        Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

        3.3. LIMITATIONS APPLICABLE TO SECTION 16 PERSONS. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange
Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        3.4. CONSIDERATION. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

        3.5. AT-WILL EMPLOYMENT. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                   ARTICLE IV.

                        GRANTING OF OPTIONS TO EMPLOYEES,
                      CONSULTANTS AND INDEPENDENT DIRECTORS

        4.1. ELIGIBILITY. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

        4.2. DISQUALIFICATION FOR STOCK OWNERSHIP. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

        4.3. QUALIFICATION OF INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be granted to any person who is not an Employee.

        4.4. GRANTING OF OPTIONS TO EMPLOYEES AND CONSULTANTS.

                (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                        (i) Determine which Employees are key Employees and
                select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

                        (ii) Subject to the Award Limit, determine the number of
                shares to be subject to such Options granted to the selected key Employees or Consultants;

                        (iii) Subject to Section 4.3, determine whether such
                Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                        (iv) Determine the terms and conditions of such Options,
                consistent with the Plan; PROVIDED, HOWEVER, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

                (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

                (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

        4.5. OPTIONS IN LIEU OF CASH COMPENSATION. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

                                   ARTICLE V.

                                TERMS OF OPTIONS

        5.1. OPTION PRICE. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; PROVIDED, HOWEVER, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and:

                (a) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

                (b) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

                (c) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

        5.2. OPTION TERM. The term of an Option granted to an Employee or consultant shall be set by the Committee in its discretion; PROVIDED, HOWEVER, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

        5.3. OPTION VESTING

                (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

                (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

                (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the
        Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of
        Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by
        Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

        5.4. SUBSTITUTE AWARDS.

        Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, PROVIDED, that the excess of:

                (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

                (b) the aggregate exercise price thereof; does not exceed the excess of;

                (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

                (d) the aggregate exercise price of such shares.

        5.5. EARLY EXERCISABILITY. The Committee may provide in the terms of an Option that the Holder may, at any time before the Holder's Termination of Employment, Termination of Consultancy or Termination of Directorship, exercise the Option in whole or in part prior to the full vesting of the Option; PROVIDED, HOWEVER, that shares of Common Stock acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer or other restrictions as the Committee may determine in its sole discretion.

                                   ARTICLE VI.

                               EXERCISE OF OPTIONS

        6.1. PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

        6.2. MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

                (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

                (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                (c) In the event that the Option shall be exercised pursuant to
        Section 11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

                (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;
        (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;
        (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, PROVIDED that payment of such proceeds is then made to the Company upon settlement of such sale; or
        (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

        6.3. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

                (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

                (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

                (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

        6.4. RIGHTS AS STOCKHOLDERS. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

        6.5. OWNERSHIP AND TRANSFER RESTRICTIONS. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

        6.6. LIMITATIONS ON EXERCISE OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

                (a) The expiration of twelve (12) months from the date of the Holder's death;

                (b) the expiration of twelve (12) months from the date of the Holder's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

                (c) the expiration of three (3) months from the date of the Holder's Termination of Directorship for any reason other than such Holder's death or his permanent and total disability, unless the Holder dies within said three-month period; or

                (d) The expiration of ten (10) years from the date the Option was granted.

        6.7. ADDITIONAL LIMITATIONS ON EXERCISE OF OPTIONS. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

                            AWARD OF RESTRICTED STOCK

        7.1. ELIGIBILITY. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any Consultant who the Committee determines should receive such an Award.

        7.2. AWARD OF RESTRICTED STOCK

                (a) The Committee may from time to time, in its absolute discretion:

                        (i) Determine which Employees are key Employees and
                select from among the key Employees or Consultants (including Employees or Consultants who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

                        (ii) Determine the purchase price, if any, and other
                terms and conditions applicable to such Restricted Stock, consistent with the Plan.

                (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; PROVIDED, HOWEVER, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

                (c) Upon the selection of a key Employee or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

        7.3. RIGHTS AS STOCKHOLDERS. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; PROVIDED, HOWEVER, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

        7.4. RESTRICTION. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; PROVIDED, HOWEVER, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; PROVIDED, HOWEVER, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; PROVIDED, FURTHER, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

        7.5. REPURCHASE OF RESTRICTED STOCK. The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; PROVIDED, HOWEVER, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; PROVIDED, FURTHER, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

        7.6. ESCROW. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

        7.7. LEGEND. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

        7.8. SECTION 83(b) ELECTION. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                  ARTICLE VIII.

            PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK,
                                 STOCK PAYMENTS

        8.1. ELIGIBILITY. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee or any Consultant whom the Committee determines should receive such an Award.

        8.2. PERFORMANCE AWARDS. Any key Employee or Consultant selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee or Consultant.

        8.3. DIVIDEND EQUIVALENTS.

                (a) Any key Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

                (b) Any Holder of an Option who is an Employee or Consultant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

                (c) Any Holder of an Option who is an Independent Director selected by the Board may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Board. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board.

                (d) Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of
        Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

        8.4. STOCK PAYMENTS. Any key Employee or Consultant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

        8.5. DEFERRED STOCK. Any key Employee or Consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

        8.6. TERM. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Committee in its discretion.

        8.7. EXERCISE OR PURCHASE PRICE. The Committee may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment; PROVIDED, HOWEVER, that such price shall not be less than the par value for a share of Common Stock, unless otherwise permitted by applicable state law.

        8.8. EXERCISE UPON TERMINATION OF EMPLOYMENT, TERMINATION OF CONSULTANCY OR TERMINATION OF DIRECTORSHIP. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee, Consultant or Independent Director, as applicable; PROVIDED, HOWEVER, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a "change of control or ownership" (within the meaning of Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company; PROVIDED, FURTHER, that except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

        8.9. FORM OF PAYMENT. Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.


                                   ARTICLE IX.

                            STOCK APPRECIATION RIGHTS

        9.1. GRANT OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted to any key Employee or Consultant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

        9.2. COUPLED STOCK APPRECIATION RIGHTS.

                (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

                (b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

                (c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.


        9.3. INDEPENDENT STOCK APPRECIATION RIGHTS.

                (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

                (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.


        9.4. PAYMENT AND LIMITATIONS ON EXERCISE.

                (a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

                (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

                                   ARTICLE X.

                                 ADMINISTRATION

        10.1. COMPENSATION COMMITTEE. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

        10.2. DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options and Dividend Equivalents granted to Independent Directors.

        10.3. MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

        10.4. COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

        10.5. DELEGATION OF AUTHORITY TO GRANT AWARDS. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

                                   ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

        11.1. NOT TRANSFERABLE. No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

        During the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

        11.2. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. Except as otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 11.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

                (a) The expiration of ten years from the date the Plan is adopted by the Board; or

                (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 11.4.


        11.3. CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR

LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.

                (a) Subject to Section 11.3 (d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

                        (i) the number and kind of shares of Common Stock (or
                other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                        (ii) the number and kind of shares of Common Stock (or
                other securities or property) subject to outstanding Awards, and

                        (iii) the grant or exercise price with respect to any
                Award.

                (b) Subject to Section 11.3(d), in the event of any transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                        (i) To provide for either the purchase of any such Award
                for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

                        (ii) To provide that the Award cannot vest, be exercised
                or become payable after such event;

                        (iii) To provide that such Award shall be exercisable as
                to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or 5.4 or the provisions of such Award;

                        (iv) To provide that such Award be assumed by the
                successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                        (v) To make adjustments in the number and type of shares
                of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

                        (vi) To provide that, for a specified period of time
                prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under
                Section 7.4 after such event.

                        (vii) Notwithstanding any other provision of the Plan,
                unless otherwise determined by the Board, upon a Change in Control each outstanding Award shall terminate and thereupon become null and void; provided, however, that the Holder shall be given not less than ten (10) days' prior written notice of such event and during such period each Award shall automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

                (c) Subject to Sections 11.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

                (d) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

                (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

                (f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        11.4. APPROVAL OF PLAN BY STOCKHOLDERS. The Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

        11.5. TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

        11.6. LOANS. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock or Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

        11.7. FORFEITURE PROVISIONS. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that
(a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or

Termination of Directorship for cause.

        11.8. EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

        11.09. COMPLIANCE WITH LAWS. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        11.10. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

        11.11. GOVERNING LAW. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                      * * *
        I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of BARRA, Inc. on June 7, 2000.



        Executed on this      day of                , 2000.
                         ----        ---------------


                                           -------------------------------------
                                                      Kamal Duggirala
                                           President and Chief Executive Officer

                                                                      APPENDIX B

                                   BARRA, INC.
                              DIRECTORS OPTION PLAN

                                    SECTION 1

                                     PURPOSE

The purpose of the BARRA, Inc. Directors Option Plan is to provide a means whereby BARRA, Inc., a California corporation (the "Corporation"), may attract and retain able persons as members of the Board (as defined below) and to provide a means whereby those Board members can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Corporation. A further purpose of the Plan (as defined below) is to provide such Board members with additional incentive and reward opportunities designed to enhance the profitable growth of the Corporation over the long term. Accordingly, the Plan provides for granting Incentive Stock Options (as defined below), options which do not constitute Incentive Stock Options, or any combination of the foregoing, as is best suited to the circumstances of the particular Board member as provided herein.

                                    SECTION 2

                                   DEFINITIONS

The following definitions shall be applicable during the term of the Plan unless specifically modified by any paragraph:

          (a) AWARD means, individually or collectively, any Option granted pursuant to the Plan.

          (b)  BOARD means the board of directors of BARRA, Inc.

          (c) CODE means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

          (d)  COMMON STOCK means the common stock of BARRA, Inc.

          (e)  CORPORATION means BARRA, Inc.

          (f) CORPORATE CHANGE means one of the following events: (i) the merger, consolidation or other reorganization of the Corporation in which the outstanding Common Stock is converted into or exchanged for a different class of securities of the Corporation, a class of securities of any other issuer (except a Subsidiary or Parent Corporation), cash or other property other than (a) a merger, consolidation or reorganization of the Corporation which would result in the voting stock of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least sixty percent (60%) of the combined voting power of the voting stock of the Corporation or such surviving entity outstanding immediately after such merger, consolidation or reorganization of the Corporation, or (b) merger, consolidation or reorganization of the Corporation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires more than forty-nine percent (49%) of the combined voting power of the Corporation's then outstanding stock; (ii) the sale, lease or exchange of all or substantially all of the assets of the Corporation to any other corporation or entity (except a Subsidiary or Parent Corporation); (iii) the adoption by the stockholders of the Corporation of a plan of liquidation and dissolution; (iv) the acquisition (other than acquisition pursuant to any other clause of this definition) by any person or entity, including without limitation a "group" as contemplated by
               Section 13(d)(3)
               of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation's outstanding capital stock or acquisition by a person or entity who currently has beneficial ownership which increases such person's or entity's beneficial ownership to fifty percent (50%) or more (based on voting power) of the Corporation's outstanding capital stock; or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Corporation before such election shall cease to constitute a majority of the Board. Notwithstanding the provisions of clause (iv) above, a Corporate Change shall not be considered to have occurred upon the acquisition (other than acquisition pursuant to any other clause of the preceding sentence) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation's outstanding capital stock or the requisite percentage to increase their ownership to fifty percent (50%) resulting from a public offering of securities of the Corporation under the Securities Act of 1933, as amended.

          (g) EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

          (h) FAIR MARKET VALUE means, as of any specified date, the average of the last best reported bid and asked prices of the Common Stock on the National Association of Securities Dealers Automated Quotation (NASDAQ) system (or, if the Common Stock is not listed on such exchange, such other national securities exchange on which the Common Stock is then listed) on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is not then listed on any national securities exchange but is traded over the counter at the time determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded. If the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Board in such manner as it deems appropriate (such determination will be made in good-faith as required by Section 422(c)(1) of the Code and may be based on the advice of an independent investment banker or appraiser recognized to be expert in making such valuations).

          (i)  HOLDER means an individual who has been granted an Award.

          (j)  INCENTIVE STOCK OPTION means an Option within the meaning of
               Section 422 of the Code.

          (k) NON-EMPLOYEE DIRECTOR means a member of the Board who is not an employee of the Corporation, its Parent Corporation or its Subsidiary.

          (l) OPTION means an Award granted under Section 7 of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options which do not constitute Incentive Stock Options to purchase Common Stock.

          (m) OPTION AGREEMENT means a written agreement between the Corporation and an employee or director with respect to an Option.

          (n) OPTIONEE means an employee, director or individual who has been granted an Option.

          (o) OUTSIDE DIRECTOR refers to a member of the Board who qualifies as an "outside director" as such term is used in Section 162(m) of the Code and defined in any applicable Treasury Regulations promulgated thereunder, including Treasury Regulation
               Section 1.162-27(e)(3).

          (p) PARENT CORPORATION shall have the meaning set forth in Section 424(e) of the Code.

         (q)      PLAN means the BARRA, Inc. Directors Option Plan.

         (r) RULE 16b-3 means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission under the Exchange Act, as such rule is currently in effect or as hereafter modified or amended.

         (s) SUBSIDIARY means a company (whether a corporation, partnership, joint venture or other form of entity) in which the Corporation, or a corporation in which the Corporation owns a majority of the shares of capital stock, directly or indirectly, owns an equity interest of fifty percent (50%) or more, except solely with respect to the issuance of Incentive Stock Options the term "Subsidiary" shall have the same meaning as the term "subsidiary corporation" as defined in
                  Section 424(f) of the Code.

                                    SECTION 3

                     EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall be effective as of April 24, 1997 the date of its adoption by the Board, provided that the Plan is approved by the stockholders of the Corporation within twelve (12) months before or thereafter and on or prior to the date of the first annual meeting of stockholders of the Corporation held subsequent to the acquisition of an equity security by a Holder hereunder for which exemption is claimed under Rule 16b-3. Notwithstanding any provision of the Plan or of any Option Agreement, no Option shall be exercisable prior to such stockholder approval. No further Awards may be granted under the Plan after ten (10) years from the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's shareholders, whichever is earlier. Subject to the provisions of Section 9, the Plan shall remain in effect until all Options granted under the Plan have been exercised or have expired by reason of lapse of time and all restrictions imposed upon restricted stock awards have lapsed. Any option exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within twelve (12) months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is granted.

                                    SECTION 4

                                 ADMINISTRATION


         (a) The Plan shall be administered by the Committee, which shall be composed as hereinafter set forth in Section 4(b).

         (b) The Committee shall consist solely of not less than two Outside Directors elected by the Board. The Board may from time to time increase (and thereafter may decrease) the size of the Committee, elect or remove members thereto (with or without cause) and fill any vacancies however created; provided, however, that the minimum number of members on the Committee must be two.

         (c) The Committee shall meet at such times and places and upon such notice as the Committee's Chair determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote.

         (d) The Committee shall determine which directors of BARRA shall be granted Awards under the Plan, the timing of such Awards, the terms thereof and the number of shares of Common Stock subject to each Award.

          (e) The Committee shall have the sole authority, in its absolute discretion, to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, its rules and regulations, and the instruments evidencing Awards granted under the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be binding on all Optionees.

                                    SECTION 5

                      GRANT OF OPTIONS SUBJECT TO THE PLAN

         (a)      AWARD LIMITS.

                  (i) The Committee shall grant Options which do not constitute Incentive Stock Options for 5,000 shares of Common Stock to all current Non-Employee Directors on April 24, 1997, pursuant to the terms of the Plan. In the event that a new Non-Employee Director is appointed to the Board or that a current member of the Board becomes a Non-Employee Director, the Committee shall grant Options which do not constitute Incentive Stock Options for 15,000 shares of Common Stock to such Non-Employee Director on the date such person becomes a Non-Employee Director, pursuant to the terms of the Plan.

                  (ii) On each anniversary of the date of the initial Option grant in Section 5(a)(i) of the Plan, the Committee shall grant Options which do not constitute Incentive Stock Options for 4,000 shares of Common Stock to all current Non-Employee Directors, pursuant to the terms of the Plan.

                  (iii) The Committee shall also have the discretion to grant Options to all members of the Board, whether or not they are Non-Employee Directors, pursuant to the terms of the Plan. In addition, in and to the extent that the Code so permits, any Option granted under this Section 5(iii) of the Plan may be an Incentive Stock Option.

          (b) SHARES SUBJECT TO THE PLAN. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 200,000 shares. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Corporation shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of an Award. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in
               Section 8 of the Plan with respect to shares of Common Stock subject to Options then outstanding. Separate stock certificates shall be issued by the Corporation for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option. The maximum number of Shares of Common Stock with respect to which Options may be granted during any calendar year to any Optionee shall not exceed 20,000 shares.

          (c) STOCK OFFERED. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Corporation.

                                    SECTION 6

                                   ELIGIBILITY

An Incentive Stock Option Award made pursuant to the Plan may be granted only to an individual who, at the time of grant, is an director of the Corporation who is also an employee of the Corporation, a Parent or a Subsidiary. An

Award of an Option which is not an Incentive Stock Option may be granted only to an individual who, at the time of grant, is a director of the Corporation. An Award made pursuant to the Plan may be granted on more than one occasion to the same person, and such Award may include an Incentive Stock Option, an Option which is not an Incentive Stock Option, or any combination thereof. Each Award shall be evidenced by a written instrument duly executed by or on behalf of the Corporation.

                                    SECTION 7

                                  STOCK OPTIONS

          (a) STOCK OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement between the Corporation and the Optionee which shall contain such terms and conditions as may be approved by the Committee and agreed upon by the Holder. The terms and conditions of the respective option Agreements need not be identical. Under each Option Agreement, a Holder shall have the right to appoint any individual or legal entity in writing as his or her beneficiary under the Plan in the event of his death. Such designation may be revoked in writing by the Holder at any time and a new beneficiary may be appointed in writing on the form provided by the Committee for such purpose. In the absence of such appointment, the beneficiary shall be the legal representative of the Holder's estate.

          (b) OPTION PERIOD. The term of each Option shall be as specified by the Committee at the date of grant and shall be stated in the Option Agreement; provided, however, that an option may not be exercised more than one hundred twenty (120) months from the date it is granted.

          (c)  LIMITATIONS ON EXERCISE OF OPTION. Any Option granted pursuant to
               Section 5(a)(i) of the Plan shall be vested and exercisable at the rate of twenty percent (20%) per year over the five (5) years from the date it is granted so long as the Optionee is continuously a director of the Corporation. Any Option granted pursuant to Section 5(a)(ii) shall be automatically vested and exercisable on the date it is granted. Any Option granted pursuant to Section 5(a)(iii) of the Plan shall be vested and exercisable at the discretion of the Committee; provided, however, that the rate of vesting shall be not longer than twenty percent (20%) per year over the five (5) years from the date it is granted.

          (d) SPECIAL LIMITATIONS ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Corporation (and any Parent Corporation or Subsidiary) exceeds one hundred thousand dollars ($100,000), such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Parent Corporation or a Subsidiary, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

          (e) OPTION PRICE. The purchase price of Common Stock issued under each Option shall be the Fair Market Value of Common Stock subject to the Option on the date the Option is granted, except that, for Incentive Stock Options, the price shall be one hundred ten percent (110%) of the Fair Market

               Value in the case of any person or entity who owns stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Parent Corporation or Subsidiary.

          (f) TERMINATION OF SERVICE AS A DIRECTOR. If an Optionee's service as a director of the Corporation terminates for any reason including death and disability: (1) the Options which are not vested and not exercisable shall automatically terminate, unless otherwise determined at the discretion of the Board; (2) the Options which are vested and exercisable on the date of such termination may be exercised not later than ninety (90) days (or such other period of time as determined by the Committee) after the termination date.

                                    SECTION 8

                       RECAPITALIZATION OR REORGANIZATION

          (a) Except as hereinafter otherwise provided, the aggregate number of shares which may be issued pursuant to an Award and the outstanding Awards shall be subject to an automatic pro rata adjustment by the Committee as to the number and price of shares of Common Stock in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, reclassifications, recapitalizations, reorganizations or other relevant changes in capitalization occurring after the date of the grant of any such Options.

          (b) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure of the Corporation, a Parent Corporation or a Subsidiary or their business, any merger or consolidation of the Corporation, a Parent Corporation or a Subsidiary, any issue of debt or equity securities having any priority or preference with respect to or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Corporation, a Parent Corporation or a Subsidiary, or any sale, lease, exchange or other disposition of all or any part of their assets or business or any other corporate act or proceeding.

          (c) The shares with respect to which Options may be granted are shares of Common Stock as presently constituted but if and whenever, prior to the expiration of an Option theretofore granted, the Corporation shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Corporation, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased , and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

          (d) If the Corporation recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted, the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities, and the cash and other property to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of such record of the number of shares of Common Stock then covered by such Option.

          (e) In the event of a Corporate Change, unless such time period is otherwise deemed to be impractical by the Committee, then no later than (i) two business days prior to any Corporate Change referenced in Clause (i), (ii), (iii) or (v) of the definition thereof or (ii) ten business days after any Corporate Change referenced in Clause (iv) of the definition thereof, the Committee shall act to accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate.

          (f) Except as hereinbefore expressly provided, issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options theretofore granted, or the purchase price per share of Common Stock subject to Options.

                                    SECTION 9

                      AMENDMENT OR TERMINATION OF THE PLAN

The Board in its discretion may terminate the Plan or any Option or alter or amend the Plan or any part thereof or any Option from time to time; provided that no change in any Award previously granted may be made which would impair the rights of the Holder without the consent of the Holder, and provided further, that the Board may not, without approval of the stockholders, amend the plan:

          (a) to increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan on exercise or surrender of Options;

          (b)  to change the minimum Option exercise price;

          (c) to change the class of employees eligible to receive Awards or increase materially the benefits accruing to employees under the Plan;

          (d) to extend the maximum period during which Awards may be granted under the Plan;

          (e) to modify materially the requirements as to eligibility for participation in the Plan; or

          (f) to decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3.

                                   SECTION 10

                                      OTHER

          (a) NO RIGHT TO AN AWARD. Neither the adoption of the Plan nor any action of the Committee shall be deemed to give an employee or director any right to be granted an Option to purchase Common Stock or any other rights hereunder except as may be evidenced by an Option Agreement duly executed on behalf of the Corporation, and then only to the extent of and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

          (b) NO EMPLOYMENT RIGHTS CONFERRED. Nothing contained in the Plan or in any Award made hereunder shall (i) confer upon any employee or director any right with respect to employment with the Corporation or any Parent Corporation or Subsidiary, or (ii) interfere in any way with the right of the Corporation or any Parent Corporation or Subsidiary to terminate his or her employment or his or her service as a member of the Board at any time.

          (c) OTHER LAWS; WITHHOLDING. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Corporation shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments necessary to enable it to satisfy its withholding obligations. The Committee may permit the Holder of an Award to elect to surrender, or authorize the Corporation to withhold shares of Common Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) in satisfaction of the Corporation's withholding obligation, subject to such restrictions as the Committee deems necessary to satisfy the requirements of Rule 16b-3.

          (d) NO RESTRICTION OF CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Corporation or any Parent Corporation or Subsidiary from taking any corporate action which is deemed by the Corporation or such Parent Corporation or Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, director, beneficiary or other person shall have any claim against the Corporation or any Parent Corporation or Subsidiary as a result of such action.

          (e) RESTRICTIONS ON TRANSFER. An Award shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Holder only by such Holder or the Holder's guardian or legal representative.

          (f) INFORMATION TO EMPLOYEES. Optionees under the Plan shall receive financial statements annually regarding the corporation during the period the options are outstanding.

          (g) RULE 16b-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provisions of the plan or any such Award would disqualify the Plan or such Award hereunder, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

          (h) GOVERNING LAW. The Plan and securities issued hereunder shall by construed in accordance with the laws of the State of California and all applicable federal law.

         ADOPTED BY THE BOARD AS OF APRIL 24, 1997
         APPROVED BY THE SHAREHOLDERS AS OF JULY 31, 1997
         AMENDED BY THE BOARD AS OF AUGUST 5, 1999

PROXY

                                  BARRA, INC.
                     PROXY SOLICITED BY BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 3, 2000

    The undersigned, revoking all prior proxies, hereby appoints Andrew Rudd,
M. Blair Hull and Norman J. Laboe, or any of them, each with full power of substitution, the lawful attorneys and proxies of the undersigned to vote all of the shares of Common Stock of BARRA, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders to be held at 2100 Milvia Street, Berkeley, CA 94705, on Thursday, August 3, 2000 at 2:00 p.m., local time, and at any adjournments and postponements, with all the powers the undersigned would possess if personally present, upon matters noted below. The shares represented by this Proxy shall be voted as follows:

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


------------------------------------------------------------------------------
                      ^  FOLD AND DETACH HERE  ^

                                                            Please mark
                                                            your votes as
                                                            indicated in
                                                            this example  /X/


                                                              WITHHOLD for all
                                                  FOR all    nominees except the
                                                 nominees         following:
1. To elect as Directors of BARRA, Inc. the         / /              / /
   nominees listed below:

   A. George Battle, John F. Casey, Kamal Duggirala, M. Blair Hull, Norman J. Laboe, Clyde W. Ostler, Andrew Rudd

  (MARK NO BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) WITHHELD IN THE SPACE PROVIDED BELOW.)

  ----------------------------------------------------------------------------

                                                     FOR    AGAINST    ABSTAIN
2. Approval of an amendment to the                   / /      / /         / /
   Company's Bylaws to change the range
   of the size of the Board of Directors
   from four (4) to seven (7) to five (5)
   to nine (9).

                                                     FOR    AGAINST    ABSTAIN
3. Approval of the adoption of the 2000 Equity       / /      / /         / /
   Participation Plan of BARRA, Inc.

                                                     FOR    AGAINST    ABSTAIN
4. Approval of an amendment to BARRA, Inc.           / /      / /         / /
   Directors Option Plan to authorize the
   issuance of an additional 100,000 shares thereunder.

                                                     FOR    AGAINST    ABSTAIN
5. Ratification of appointment of Deloitte &         / /      / /         / /
   Touche LLP as Independent accountants for the fiscal year ending March 31, 2001.


PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

Please sign your name exactly as it appears below. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.


Signature(s) ________________________________   Dated: __________________, 2000


------------------------------------------------------------------------------
                      ^  FOLD AND DETACH HERE  ^